Exhbit 99.1
Paul Klaassen, Founder, Chairman and CEO Lehman Brothers Ninth Annual Healthcare Conference March 9, 2006

Sunrise Senior Living Estimates of future earnings are by definition, and certain other matters discussed in this presentation may be, forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Although Sunrise believes the expectations reflected in such forward- looking statements are based on reasonable assumptions, there can be no assurances that its expectations will be realized. Sunrise's actual results could differ materially from those anticipated in these forward-looking statements as a result of various factors, including, but not limited to, our ability to integrate The Fountains and Greystone transactions into our operations, development and construction risks, acquisition risks, licensing risks, business conditions, competition, changes in interest rates, our ability to manage our expenses, market factors that could affect the value of our properties, the risks of downturns in general economic conditions, satisfaction of closing conditions and availability of financing for development and acquisitions. These and other risks are detailed in the Company's annual report on Form 10-K filed with the Securities and Exchange Commission. The Company assumes no obligation to update or supplement forward-looking statements that become untrue because of subsequent events.

Sunrise Senior Living Corporate Overview Founded in 1981 Pioneered resident-centered senior care Concentrated in top North American and European markets Deep and experienced team: 40,000 Largest senior living provider 415 communities open (resident capacity over 50,500) Strong development pipeline 50 communities under construction (resident capacity over 6,000) 94% of revenue under management derived from private pay sources Management services business model

Strong Demographic Trends Years 2000-2010 +85 Population 43.5 U.S. Population 9.5 6.1 Million Source: U.S. Census Bureau, March 2004

Strong Demographic Trends 70-74 75-79 80-84 85-89 90 & Over Men 17 24 26 48 79 Women 20 28 38 55 62 Seniors' Need for Assistance Rises Dramatically with Age (percent needing assistance with at least one activity of daily living) Source: Joint Center for Housing Studies of Harvard University

Senior Housing Supply Source: American Seniors Housing Association (ASHA), Senior Housing Statistical Handbook, Edition IV, 2004 and ASHA and National Investment Center Seniors Housing Construction Report 2005. Units/Beds include communities open and under construction.

Senior Housing Construction 1997 1998 1999 2000 2001 2002 2003 2004 2005 Independent Living 9.671 10.206 13.042 12.415 9.274 5.077 6.028 7.216 6.843 Assisted Living 22.38 32.666 31.273 14.096 8.005 3.627 6.147 6.034 6.022 42.9 44.3 32.1 26.5 17.3 12.2 13.3 12.9 8.7 Source: 2005 NIC / ASHA Senior Housing Construction Report -71% -51% # of Unites in 000's

More Seniors Can Afford Sunrise Sources: U.S. Census Bureau, 2003; U.S. Census Bureau, 2000 1994 2003 Under $15,000 0.51 0.37 Over $15,000 0.49 0.63 1st 2nd 3rd 4th 5th Median Net Worth (in thousands) 46 116 226 323 569 Percentage of Over 75 Household Income Greater Than or Less Than $15,000 Net Worth Distribution for Age 75 or Older, 2000

Lodging Seniors Housing & Care 1997 3.535 3.446 2004 4.5 3.675 Senior Living And Hospitality Comparison Sources: Urban Land Institute, National Multi Housing Council, U.S. Census Bureau, Smith Travel Research, PricewaterhouseCoopers, NIC. Senior Housing statistics include assisted living, independent living, and nursing homes. Annual Revenue Estimates Lodging Seniors Housing & Care 1997 85.6 106.8 2004 86.8 140.2 National Estimates of the Number of Units 1997 1997 2004 2004 1997 1997 2004 2004

Keys To Success Excellence In Operations Clustering In Major Metro Areas Focus On Environment Management Services Business Model $ Deep markets Regional infrastructure Top zip codes Resident centered Training programs Mission oriented Long-term mgt. contracts Lower debt Reduced risk profile Warm, residential design Award-winning architecture Purpose-built

Resident-Centered Senior Living

Excellence In Operations Community based staff - 39,000 Regional and headquarters support staff - 1,000 Continuous improvement focus Leadership development programs Five Star training program Mystery Shopping Surveys Over $85 million of corporate G&A in 2005

Sunrise Model Line-Up Condos for Life Units: 60 - 300 Design: Low, Mid or High-Rise Pay Model: Condo / Co-op Quality: Platinum / Gold Service Mix: IL with Services Delivered to each Unit Assisted Living Mansions Units: 60 - 100 Design: Home-like Pay Model: Rent Quality: Platinum / Gold / Silver Service Mix: AL & ALZ Full Service Communities Units: 200 + Design: Low, Mid or High-Rise Pay Model: Rental, Entry Fee, Condo / Co-op Quality: Platinum / Gold / Silver Service Mix: IL, AL, ALZ & SNF

Major Metropolitan Focus New York Los Angeles Chicago Philadelphia San Francisco Boston Dallas Washington Atlanta London Hamburg Over 400 Locations in Largest Domestic & International Markets International Markets Detroit Houston Seattle Tampa Minneapolis Cleveland Phoenix Miami Orlando Toronto Bonn Denver Pittsburgh St. Louis Baltimore Indianapolis San Diego Hartford Charlotte Raleigh Vancouver

Revenue Under Management Composition Managed Owned Leased 82 6 12 $2.1 Billion Revenue Under Management Run-Rate Wholly Owned 6% Leased 12% 82% Managed * Percentages as of 12/31/05

Management Services Business Model Revenue and earnings from long-term management contracts Stable/predictable revenue stream, with upside potential Development and acquisitions with capital partners Higher return on equity Lower debt Reduced risk profile (capital, construction, & fill-up risk shared) Simplified business model

Real Estate Capital Partners AEW / CalPERS Arcapita Carlyle Group CNL Investcorp HSH Nordbank JPMorgan Fleming MetLife Pramerica Prudential Public Pension Funds Sunrise Senior Living REIT

Community Life Cycle Year 1 Management fees Minority ownership profits Potential incentives from additional recapitalizations GAAP break-even (9-12 months) Potential refinance/recapitalization of community - SRZ recoups equity, investment return on potential performance incentives Zoning Site selection Thereafter Year 2 Year 3 Community contributed to JV Construction begins Pre-opening fees, mgt fees begin Year 4 Year 5 Community opens Cash flow break-even in 6 months

Management Contract Economics (Dollars in 000s) Single Community Revenues under management* $6,000 Management fees (7%)* $420 Corporate G&A (4%)* $240 Pre-tax earnings $180 Margin 43% * Percentages and amounts assumed for illustration purposes

Barriers to Entry Need scale to spread G&A Capital intensive Limited large scale management experience Complex business Real estate Healthcare Hospitality

Growth Drivers New Management Services Opportunities New Construction Internal Growth Growth in management fees from ADR, occupancy & services Consolidated portfolio Minority interest in 156 communities 25-35 new communities per year Top 30 U.S. markets International - UK, Germany & Canada Additional product lines (AL, IL, CCRCs) New "reflagging" management contracts Selective acquisitions with financial partners Balance Sheet Interest income Share repurchases

Equity in Earnings and Return on Investments in Unconsolidated Senior Living Properties Minority investments producing solid returns Nearly all new development and acquisition activity through joint ventures 156 communities held in joint ventures $138M balance sheet value of investments in unconsolidated senior living properties Target 15% annual return Participate in community earnings (and losses) based on percentage ownership Additional distributions received for exceeding performance thresholds

Same-Community Revenue Growth - Drives Higher Management Fees* Q4 04 Q1 05 Q2 05 Q3 05 Q4 05 Growth 0.065 0.054 0.052 0.063 0.067 *Same-community owned portfolio consists of all communities in which Sunrise has an ownership interest and that were stabilized in prior year comparable periods - 170 communities as of December 31, 2005.

New Construction Starts 2001 2002 2003 2004 2005 North America 14 16 13 17 19 Europe 2 0 4 6 10 16 16 17 23 29

Greystone Acquisition Summary Overview 14 operating CCRCs (4,000 resident capacity); 18 pre-opening and future management (approximately 4,000 resident capacity); no real estate 100% private pay - management and professional services fees Transaction closed May 10, 2005 Advantages to Sunrise 20+ years of experience in the non-profit sector of CCRCs Largest senior living consulting and management services firm in the US to non-profits Non-profits own approximately 75% of CCRCs Healthy pipeline of development opportunities Further expands CCRC business; entry into non-profit sector

The Fountains Acquisition Summary Overview 18 communities; $165M in revenues under management 4,500 resident capacity 80% / 20% joint venture with Arcapita $498M aggregate purchase price Transaction closed July 1, 2005 Advantages to Sunrise Attractive portfolio of full-service communities High per-property revenue = strong management fees Pipeline of development opportunities Expands CCRC business Great cultural fit - resident focused and high quality care Leverages existing operational infrastructure

Revenue By Service Summary AL IL SNF 67 24 9 Revenue by Service Type Independent Living 24% Skilled Nursing 9% 67% Assisted Living

Sunrise is Serving More Seniors '00 '01 '02 '03 '04 '05 Communities 164 186 209 373 413 465 '00 '01 '02 '03 '04 '05 Resident Capacity 12.9 14.8 16.6 42.8 45.9 56.5 Resident Capacity (000) Communities * Sunrise data as of 12/31/05. Data also includes communities under construction. CAGR = 23% CAGR = 34%

2000 2001 2002 2003 2004 2005 EPS 400 497 598 1383 1782 2019.7 Revenue Under Management CAGR = 38% *RUM is equal to revenues generated by Sunrise consolidated communities, communities owned in joint ventures and communities owned by third parties that are managed by Sunrise.

2000 2001 2002 2003 2004 2005 EPS 0.069 0.066 0.062 0.045 0.041 0.042 G&A as a Percentage of Revenue Under Management *G&A excludes $11M and $0.8M of transition and hurricane related expenses in FY 2003 and FY 2004. In FY 2005, G&A excludes $3.2M in transition, hurricane and non-recurring restructuring costs. Including transition, hurricane and non-recurring restructuring costs, G&A would have been 5.3%, 4.1% and 4.5% of revenue under management in 2003, 2004 and 2005, respectively. 270 bp Decrease

Solid Financial Performance 2000 2001 2002 2003 2004 2005 Debt 0.6 0.54 0.41 0.2 0.18 0.15 Debt as a % of Total Assets -$472 million *Excluding $120 million in convertible notes which were redeemed in February 2006, debt as a percentage of total assets equals 6.2% as of December 31, 2005.

Why Sunrise? Founded in 1981 Industry leader in growing senior living field Deep and experienced team: 40,000 Attractive fundamentals Fragmented industry High barriers to entry Strong financial position Sustainable high growth model Management services model

Recent Developments Increased European development funding to $865 million (1/14/05) Opened German communities (January / April 2005) Closed Greystone and Fountains acquisitions (May / July 2005) Announced SRZ to receive $80 million in buyout fees (8/31/05) Announced 2-for-1 stock split (9/8/05) Formed partnership with MetLife to develop 10 communities (9/28/05) Announced agreement with HSH Nordbank to develop Fox Hill (11/7/05) Approved new $50 million share repurchase program (11/17/05) Announced 15 Construction Starts in Q4 2005 (1/5/06) $120 million in Convertible Notes redeemed (2/7/06)

Paul Klaassen, Founder, Chairman and CEO Lehman Brothers Ninth Annual Healthcare Conference March 9, 2006